UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09114

The Needham Funds, Inc.
 (Exact name of registrant as specified in charter)

250 Park Avenue, 10th Floor, New York, NY 10177-1099
 (Address of principal executive offices) (Zip code)

Mr. George A. Needham, 250 Park Avenue, 10th Floor, New York, NY 10177-1099
 (Name and address of agent for service)

1-800-625-7071
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  June 30, 2018

Item 1. Reports to Stockholders.

Semi-Annual
Report

Needham Funds

Seeking to build wealth for long-term investors.

June 30, 2018

Needham Growth Fund

Needham Aggressive Growth Fund

Needham Small Cap Growth Fund

www.needhamfunds.com

250 Park Avenue, 10th Floor
New York, New York 10177

1-800-625-7071
www.needhamfunds.com

Semi-Annual Report
June 30, 2018

Contents
Letter from the Adviser	1
Portfolio Characteristics
Needham Growth Fund	10
Needham Aggressive Growth Fund	12
Needham Small Cap Growth Fund	14
Disclosure of Fund Expenses	16
Schedules of Investments
Needham Growth Fund	18
Needham Aggressive Growth Fund	23
Needham Small Cap Growth Fund	28
Schedules of Securities Sold Short
Needham Growth Fund	22
Needham Aggressive Growth Fund	27
Statements of Assets and Liabilities	32
Statements of Operations	34
Statements of Changes in Net Assets	35
Financial Highlights
Needham Growth Fund	38
Needham Aggressive Growth Fund	40
Needham Small Cap Growth Fund	42
Notes to Financial Statements	44
Supplementary Information	53

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.  The prospectus contains more complete information, including investment objectives, risks, expenses and charges and should be read carefully before investing or sending any money. To obtain a prospectus or summary prospectus, please call 1-800-625-7071.

Portfolios of The Needham Funds, Inc., like all mutual funds:
•	Are NOT FDIC insured
•	Have no bank guarantee
•	May lose value

The Needham Funds, Inc. are distributed by Needham & Company, LLC.

Semi-Annual Report 2018

250 Park Avenue, 10th Floor
New York, NY 10177
(800) 625-7071
www.needhamfunds.com

August 2018

Dear Shareholders, Friends of Needham and Prospective Shareholders,

We are pleased to report results for the quarter and half-year ending June 30, 2018 for the Needham Growth Fund, Needham Aggressive Growth Fund, and Needham Small Cap Growth Fund. Our mission is to create wealth for long-term investors.

Needham Funds’ Second Quarter & First Half 2018 Results

In the second quarter, the Needham Growth Fund Institutional and Retail classes returned 4.68% and 4.54%, respectively; the Needham Aggressive Growth Fund Institutional and Retail classes returned 7.28% and 7.12%, respectively; and the Needham Small Cap Growth Fund Institutional and Retail classes returned 4.41% and 4.25%, respectively. The Russell 2000 Total Return Index returned 7.75% and the S&P 500 Total Return Index returned 3.43%.

For the six-month period ended June 30, 2018, the Needham Growth Fund Institutional and Retail classes returned 3.73% and 3.50%, respectively; the Needham Aggressive Growth Fund Institutional and Retail classes returned 6.64% and 6.33%, respectively; and the Needham Small Cap Growth Fund Institutional and Retail classes returned 5.14% and 4.85%, respectively.  The Russell 2000 Total Return Index returned 7.66% and the S&P 500 Total Return Index returned 2.65%.

Review of the First Half of 2018

It’s interesting to look back at previous quarterly letters and read the economic and geopolitical concerns that were seen as risks to the markets.  We remain focused on our portfolio companies and view much of the macro, event-driven discussion in the media as distraction. Our job is to understand the fundamentals of our companies, their markets, and their competitors.

2018 began as a continuation of the dream market of the last three years. The market and the Needham Funds responded positively to the first sweeping overhaul to the U.S. tax code in over 30 years, the new Tax Cut and Jobs Act of 2017.  In the beginning of February, the markets took a sharp downturn as the Federal Reserve raised interest rates and $1.5 trillion in “risk parity” trades, which are short the market’s volatility, began to unravel. (Grant’s Interest Rate Observer published a great write-up on risk parity in its March 10, 2017 issue.)  Trading volatility is so far from our investment philosophy. We look to create wealth for long-term investors by investing in companies with strong management teams and attractive valuations. The markets and the Funds ended the first quarter near flat.

Needham Funds underperformed the Russell 2000 and the S&P 500 in April, which were flat. The market’s laundry list of  worries at the end of April included the 10-year Treasury yield, which rose above 3% for the first time in 4 years, and trade wars and geopolitical risk

Needham Funds

with Russia, China, North Korea, and Iran.  On the other hand, April brought the first meetings between U.S. Secretary of State Mike Pompeo and North Korean leader Kim Jong-un, which raised the prospect of a summit between the two countries. May delivered a strong market and outperformance by the Needham Funds, despite more talk of trade wars. The April employment report once again showed a decline in labor force participation, but it also showed just 3.9% unemployment. The economy and inflation seemed to be not too hot and not too cold. Earnings broadly, and for our portfolio companies, were better than feared.

The markets and the Funds were both positive in June. A strong jobs report was followed by the Federal Open Market Committee’s raise of its target interest rates for the second time in 2018, to 1.75-2.00%. One or two additional rate hikes are expected in 2018. In June, President Trump had a summit with North Korean leader Kim Jong-un and reached broad outlines of a peace agreement—quite a shift from the fears of nuclear war that made headlines earlier in the year. By the end of June, global growth appeared to be robust, answering concerns of earlier in the year.

Our outlook for 2018 remains positive, with the possibilities of stronger economic growth and reward of value recognition in our small cap companies that lagged in 2017.  We look forward to a year of patience rewarded.

Needham Growth Fund (NEEGX/NEEIX)

In the second quarter of 2018, the Needham Growth Fund Institutional class returned 4.68% and the Retail class returned 4.54%, compared with the S&P 500 Total Return Index, which returned 3.43%.  For the half-year ended June 30, 2018, the Needham Growth Fund Institutional class returned 3.73% and the Retail class returned 3.50%.

The Fund’s top contributor in the second quarter and the first half was KVH Industries, Inc. (KVHI), which returned 29.5% in the second quarter after being flat in the first quarter.  On its second quarter conference call in May, KVH announced that Mini-VSAT maritime satellite terminal shipments increased 62% year over year. The recently launched AgilePlans and High Throughput Satellite (HTS) offerings were catalysts for this growth.  KVH also announced strong fiber-optic gyroscope (FOG) sales and progress with the new low-cost FOG, which we believe could be in customer trials later this year.  Fiber-optic gyroscopes are used for augmenting global-positioning satellite (GPS) location systems. We believe KVH FOGs are used on most autonomous vehicles. The low-cost FOG is positioned to address the much larger autonomous vehicle market of the future.

Super Micro Computer, Inc. (SMCI) was the second-leading contributor for the second quarter and returned 39.1%. Super Micro designs and manufacturers compute servers and storage systems using x86 microprocessors from Intel (INTC) and Advanced Micro Devices, Inc. (AMD).  Super Micro’s customers include Hewlett Packard Enterprise (HPE) Nimble Group, Nutanix, Inc. (NTNX), and NetApp Inc. (NTAP).  These companies supply leading-edge, NAND memory-based storage systems and their businesses are robust. Super Micro should benefit along with these companies. In May, Super Micro provided revenue guidance for the second quarter with strength in AI machine learning, internet, data center, and cloud storage. The company is facing an August 24 deadline to complete its 10-K filing for its fiscal year end June 2017 with the SEC. If the filing is not completed,

Semi-Annual Report 2018

Super Micro faces delisting by the NASDAQ. Should Super Micro be delisted, it would then trade Over-The-Counter.

CarMax, Inc. (KMX) was the third-leading contributor for the quarter with a 13.6% return and the half year with 13.6% return. CarMax reported better comparable store sales than expected for the quarter ending May 30.

Amber Road, Inc. (AMBR) was another top contributor with a year-to-date return of 28.2%. AMBR provides cloud-based global trade management software, trade content and training that helps companies realize value in their global supply chains.  In February, private company E2Open made an unsolicited and, as it turns out, unwanted offer to purchase Amber Road for $10.50 per share.  E2Open sees Amber Road’s trade management database as a value-added adjunct to its own trade management offerings, but the board of Amber Road declined E2Open’s offer. We believe Amber Road will either accomplish its business plan in 2018 or E2Open or another acquirer will succeed. Either way, we see value in AMBR.

The leading detractor in the second quarter was the Fund’s short position in Ubiquiti Networks, Inc. (UBNT), as the stock rebounded sharply. On February 20, the company announced that on February 13, “The Securities and Exchange Commission (the “SEC”) issued subpoenas to Ubiquiti Networks, Inc. (the “Company”) and certain of the Company’s officers requesting documents and information relating to a range of topics, including metrics relating to the Ubiquiti Community, accounting practices, financial information, auditors, international trade practices, and relationships with distributors and various other third parties. The Company is in the process of responding to the requests and intends to cooperate fully with the SEC.” The stock fell 21% that day. However, Ubiquiti’s stock price then proceeded to rise, from $71.02 on March 30 to $84.72 on June 29. Ubiquiti continued to execute a $150 million stock buyback announced on February 6. On March 13, Ubiquiti announced a new $200 million stock repurchase plan. As of March 30, Ubiquiti had $467 million of debt from a syndicate led by Wells Fargo.  On May 8, the Board approved CEO Robert Pera to pledge up to 28% of his shares to secure a loan. Mr. Pera used that loan to buyout his partners’ ownership of the Memphis Grizzlies NBA basketball team. He owns 56.3 million shares worth $4.7 billion and is pledging up to 15.8 million shares worth $1.3 billion as of June 30. In my career, I have seen CEO margin loans gone bad.

Other detractors in the first half of 2018 included PDF Solutions Inc. (PDFS), ViaSat, Inc. (VSAT), FormFactor, Inc. (FORM), and Comcast Corp. Class A (CMCSA).

PDF Solutions, Inc. has continued to make progress on its new initiatives, but this progress has been masked by the outlook for PDF’s Integrated Yield Ramp services.  PDF announced that its Exensio Big Data Analytics platform now has over 130 customers across the semiconductor design, manufacturing, and test industries. The Design-for-Inspection (DFI) initiative has made progress in the first half of 2018. DFI is used by customers to detect electrical failures on semiconductors during the manufacturing process.  We think that in the next quarter or two, PDF will renew its agreement with its lead customer, which we believe to be Taiwan Semiconductor Manufacturing Co., Ltd (TSM). Exensio and DFI address markets that might be much larger than PDF’s current market. We own the stock in anticipation of PDF addressing these markets and growing to be a much larger company over the years ahead. Investments like PDF take patience.

Needham Funds

ViaSat provides high-speed satellite broadband and secure networking systems to military and commercial markets.  In February, the company reported a mixed quarter and launched the ViaSat 2 high-throughput satellite. In April, Eutelsat Communications S.A. (ETL Paris Euronext) announced that it was withdrawing from its partnership with ViaSat and ordering a satellite from Thales Group (HO Euronext Paris). We note that both Thales and Eutelsat are partially owned by the French Government. They have yet to build a high-throughput satellite and have no experience offering consumer/business broadband service to the masses. We believe ViaSat might find another, even more attractive partner.

In the first half, the Needham Growth Fund exited long-term holdings of CONMED Corp. (CNMD), Dick’s Sporting Goods (DKS), Nutanix, and United Continental Holdings (UAL). Our reduced positions include Becton Dickinson & Co. (BDX), Medtronic Plc (MDT), Akamai Technologies, Inc. (AKAM), and Entegris (ENTG).

The Fund added new positions in Zuora, Inc. Class A (ZUO), Carbon Black, Inc. (CBLK), Pluralsight, Inc. (PS), and nLight, Inc. (LASR).  All of these were IPOs and could provide starting positions toward long-term holdings.

As of June 30, 2018, the top 10 positions were 54.8% of net assets. Trailing 12-month turnover was just 7% and the Fund’s Active Share1 vs. the S&P 500 was 107.4%. Once again, the Fund looks nothing like the S&P 500 and its performance is not correlated. Short positions comprised 5.8% of total investments.

Needham Aggressive Growth Fund (NEAGX/NEAIX)

In the second quarter of 2018, the Needham Aggressive Growth Fund Institutional class returned 7.28% and the Retail class returned 7.12%. For the half-year ended June 30, 2018, the Needham Aggressive Growth Fund Institutional class returned 6.64% and the Retail class returned 6.33%.

Like the Needham Growth Fund, the leading contributor during the second quarter and the second-leading contributor for the first half was KVH Industries.

Vicor Corporation (VICR) was the second-leading contributor for the quarter and returned 52.5%. Year to date, Vicor has returned 108.4% and is the Fund’s leading contributor. Vicor is a great example of a successful investment for the Fund.  The company makes sophisticated modular power converters used in data centers, on servers and in transportation systems, including automobiles. Vicor announced strong results for its March quarter. We first bought the stock in 2014 at $7 per share. Vicor has continued investment in a new series of products over the last four years.

We increased our position in the first and second quarters of 2015, the first and second quarters of 2016, and the second quarter of 2017. Vicor’s most important commercial advance to date was in the second quarter of 2016, when I wrote in our quarterly letter, “The Fund also added (to) Vicor Corporation. Vicor has worked with Alphabet Inc.’s Google (GOOGL) on its Open Compute data centers to distribute DC (direct current) power throughout the data center
____________

[1]
Active Share is a measure of the differentiation of the holdings of a portfolio from the holdings of its appropriate passive benchmark index. Active Share is calculated by taking the sum of the absolute value of the differences of the weight of each holding in the manager’s portfolio versus the weight of each holding in the benchmark index and dividing by two.

Semi-Annual Report 2018

rather than go through the inefficient conversions to AC (alternating current) and back again to DC.”  We believe Vicor’s approach is now being adopted by a number of data center customers. In March 2018, Vicor and NVIDIA (NVDA) announced that they were working together. Many of today’s computing needs require sophisticated power conversion and Vicor is uniquely positioned to meet these conversion needs.

The Fund’s third-largest contributor for the quarter was Super Micro Computer, Inc. The third-largest contributor for the first half was Entegris, which remains the largest position in the Fund at 9.07% of net assets as of June 30, 2018. Entegris reported strong results in January and April. The company is benefiting from the advanced filtration requirements of the semiconductor industry.

For the year to date, the Fund’s leading detractor was PDF Solutions, Inc. The second-leading detractor was the short position in Medallion Financial (MFIN). I continue to believe that Medallion Financial has overstated the value of its Medallion Bank subsidiary, its owned medallions, and its medallion loans. The third-leading detractor was FormFactor.

In the first half, we increased our investment in DIRTT Environmental Solutions Ltd. (DRT) from 100,000 to 207,500 shares. DIRTT supplies semi-custom manufactured office interiors, designed using its incredible ICE virtual reality computer-aided design system. Using DIRTT replaces on-site, sheet-rock construction and eliminates the associated waste.  It also reduces the schedule variability of on-site construction. The construction industry has yet to benefit from the technology revolution.  I believe DIRTT is a disruptor of the $50 billion interiors construction industry with an opportunity to grow much larger than its current $250 million of sales. I highly recommend the DIRTT website and the ICE virtual reality website to see what digital construction is all about.

Mogens Smed is the charismatic Co-Founder, Executive Chairman and visionary for DIRTT. Until the end of December 2017, he was also CEO.  The Board of Directors decided that a change in leadership was necessary and Mogens’ role was changed. He is still responsible for sales and continues to be the company’s visionary leader. This ongoing leadership change has created what I see as an opportunity, since the stock was down 7.1% year-to-date as of June 30. I like the valuation and the company’s long-term opportunity.

The Fund also added new positions in Zuora, Carbon Black, Pluralsight, nLight, and Alpha Pro Tech, Ltd. (APT).

The Fund exited its positions in Xcerra Corporation (XCRA) on its announced merger with Cohu, Inc. (COHU) and Corium International Inc. (CORI). We reduced positions in Akamai (AKAM), comScore, Inc. (SCOR), and Vicor on their strength.  We trimmed positions in Entegris (ENTG), MKS Instruments, Inc. (MKSI), TradeDesk, Inc. (TDD), Nova Measuring Instruments, Ltd. (NVMI), Gilead Sciences, Inc. (GILD), and Becton Dickinson (BDX).

At June 30, 2018, the Fund’s top 10 positions were 56.75% of net assets. The Fund had an Active Share of 112.6% versus the Russell 2000 and had trailing 12-month turnover of 7%.

Needham Small Cap Growth Fund (NESGX/NESIX)

The Needham Small Cap Growth Fund Institutional class returned 4.41% and the Retail class returned 4.25% in the quarter ended June 30, 2018.  For the half-year ended June 30,

Needham Funds

2018, the Needham Small Cap Growth Fund Institutional class returned 5.14% and the Retail class returned 4.85%.

While volatility may seem to be a bad word for the overall markets, it is a great chance for active managers to find buying opportunities. It is in these volatile markets when a cash position is truly strategic for small cap fund managers. Many small cap investment opportunities “trade by appointment,” and we like to capitalize on these opportunities when liquidity is available to both buy and sell stock positions. The Fund continued its lean toward a concentrated portfolio of stocks, with the top 10 holdings representing 47.92% of net assets at June 30, 2018.

SuperMicro Computer, Inc. was the Fund’s top contributor in the second quarter, as its fundamental operations continue to do well and spending persists in enterprise and data centers.  While we wait for its financial filings, the quarterly operational updates the company provides remain upbeat and show the underlying strength in its end markets and partners.  We look forward to the conclusion of Super Micro’s financial reporting delays.

Another strong contributor and long-time holding in the Fund was KVH Industries, Inc. The stock recovered in the second quarter as business has improved and offshore energy markets have seen more activity. We expect KVH will continue to make progress in its longer-term investments targeting the autonomous driving industry. We took advantage of the stock price improvement and substantially reduced the Fund’s exposure to KVH, to help reduce volatility in this thinly traded stock.

Our investment in newly public Zscaler, Inc. (ZS) is a not a large share position, but it was the Fund’s third-largest contributor in the quarter. We added to the position after the IPO, as we have known the company for many years and understand the long-term fundamental strengths of the business.  Providing security to networks globally will continue to remain a requirement of all participants in the interconnected digital age.

For the half year, Amber Road, Inc., Pure Storage, Inc. (PSTG) and Nutanix, Inc. were the top three contributors to the Fund. As mentioned in the commentary for Needham Growth Fund, Amber Road received a takeover offer of $10.50, but its board of directors decided the offer price was insufficient when compared to its long-term business plan. We will closely monitor the fundamental performance of the company over the next few quarters, as we expect management to significantly improve revenue growth and profitability.

Our investments in Pure Storage and Nutanix both benefited from the ever-evolving enterprise technology industry. Like many new technologies, it took some time for the adoption of their products, but they ultimately recognized an accelerated sales environment.  The stocks performed very well and hit our valuation targets. We exited both positions by the end of the second quarter and will continue to monitor their stock performance and any correction that may occur.

While we were more defensive in our positioning versus the markets, we were negatively impacted by stock-specific news that caused the Fund to underperform.  Agile Therapeutics (AGRX) continued to face challenges in its approval process and its product partner, Corium International, was also negatively impacted in sympathy. The Fund had substantially reduced its exposure to these companies; however, the negative news was

Semi-Annual Report 2018

significant. At this time, the Fund’s holding in Agile remains an option on a favorable appeals ruling; otherwise the stock may be harvested as a tax loss.

Another major holding that negatively impacted the Fund was NeoPhotonics, Inc. (NPTN).  NeoPhotonics is a supplier to the Chinese technology firm ZTE, which was banned from buying U.S. components; however, that penalty has since been resolved. While the ZTE ban was just a temporary cause of volatility to the stock, damage to near-term financials was done. We hope to see NeoPhotonics return to business as usual over the next few quarters.

Our exposure to the semiconductor capital equipment industry was also negatively impacted in the second quarter.  However, we believe that we may be nearing a bottom in the cycle and have been deploying capital into stocks within the sector. We have substantial positions in Photronics, Inc. (PLAB) and Ultra Clean Holdings, Inc. (UCTT). Photronics continues to invest in its overseas operations and has been focused on its business within mainland China. We expect the company to start recognizing a return on its investments within the next year, as Chinese semiconductor companies begin operations and require products from Photronics.

We have initiated a small position in Ultra Clean Holdings, and we believe that it is a value investment, as its stock has corrected over the past twelve months. While hard to pick the bottom in the cycle, we believe Ultra Clean is well-positioned for the continued long-term growth semiconductor capital equipment companies have been enjoying.

We added a few new small positions to the Fund, including Advanced Energy Industries (AEIS), Coherent, Inc. (COHR), Hawaiian Holdings, Inc. (HA), nLight, Inc., Zscaler, Inc., and Zuora, Inc. We sold out of our remaining positions in Nutanix, Inc., Pure Storage, Inc., and Channel Advisor Corp. (ECOM).  The Fund ended the quarter with a cash position of 12.9%, and we will remain patient as we deploy that capital.

We continue to believe that a good environment remains for investment in equities. Three themes we are focused on include: 1) continuation of the growth in the semiconductor capital equipment industry; 2) cyber-security; and 3) military and defense modernization.  These three areas of investment impact much of our portfolio, and we believe that they should create shareholder value in the long term.

We expect the increased volatility to continue throughout 2018. The Federal Reserve continues to raise short-term interest rates, but at a gradual pace.  We expect more rate increases this year. The expectation of pro-growth policies has boosted confidence for both individuals and corporations, and this should ultimately translate into higher economic activity for many of our portfolio companies.  The high-yield markets remain strong, which is supportive of the small cap asset class valuations.  We reiterate from our last quarterly letter that mergers and acquisitions continued in the small cap universe, but have slowed since 2016. We believe this trend is a pause, and we expect to see increased M&A activity. We expect economic growth to improve and benefit our portfolio stocks in the second half of 2018.

Closing

We believe the U.S. remains the best place in the world to be investing, and we continue to see an opportunity to invest in small and mid cap stocks. Most importantly, the continued technology revolution has created and continues to create investment opportunities. We

Needham Funds

see opportunity in our strategy of investing in companies that we know well and that we believe are positioned with secular growth drivers.

We welcome our new investors and thank all of our investors for their continued support. If you have any questions, thoughts or concerns, please contact us at (800) 625-7071 or at cretzler@needhamco.com or jbarr@needhamco.com. For information about the funds, please visit our website at www.needhamfunds.com.

Sincerely,

Chris Retzler	John O. Barr
Portfolio Manager	Portfolio Manager

Needham Funds Fact Sheet Links:

Needham Growth Fund
Needham Aggressive Growth Fund
Needham Small Cap Growth Fund

The information presented in this commentary is not intended as personalized investment advice and does not constitute a recommendation to buy or sell a particular security or other investments. Past performance is no guarantee of future results. The views of the Adviser and the securities described in this report are as of June 30, 2018; these views and portfolio holdings may have changed subsequent to this date. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.  There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

This message is not an offer of the Needham Growth Fund, the Needham Aggressive Growth Fund or the Needham Small Cap Growth Fund. Shares are sold only through the currently effective prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the Fund carefully before you invest. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.needhamfunds.com or by contacting the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC at 1-800-625-7071.

Semi-Annual Report 2018

All three of the Needham Funds have substantial exposure to small and micro capitalized companies. Funds holding smaller capitalized companies are subject to greater price fluctuation than those of larger companies.

Needham & Company, LLC, member FINRA/SIPC, is the distributor of The Needham Funds, Inc.

Portfolio holdings are subject to change. The Needham Funds ownership as a percentage of net assets in the stated securities as of 6/30/18:

Security	Growth	Aggressive	Small Cap	Security	Growth	Aggressive	Small Cap
KVHI	6.58%	8.44%	3.01%	GOOGL	0.00%	0.00%	0.00%
SMCI	4.69%	3.56%	5.62%	NVDA	0.00%	0.00%	0.00%
INTC	0.00%	0.00%	0.00%	MFIN	-1.29%	-2.57%	0.00%
AMD	0.00%	0.00%	0.00%	DRTTF	0.00%	1.77%	0.00%
HPE	0.00%	0.00%	0.00%	APT	0.00%	0.12%	0.00%
NTNX	0.00%	0.00%	0.00%	XCRA	0.00%	0.00%	0.00%
NTAP	0.00%	0.00%	0.00%	COHU	0.00%	0.00%	0.00%
KMX	6.02%	2.55%	0.00%	CORI	0.57%	0.00%	1.49%
AMBR	4.00%	2.62%	7.87%	AKAM	2.52%	3.49%	0.00%
UBNT	-4.00%	-3.61%	0.00%	SCOR	1.04%	0.92%	1.75%
PDFS	4.43%	6.69%	4.00%	MKSI	2.26%	3.75%	0.00%
VSAT	4.96%	1.90%	1.02%	TDD	0.00%	0.00%	0.00%
FORM	4.33%	3.85%	0.41%	NVMI	1.50%	2.93%	0.00%
CMCSA	3.56%	0.00%	0.00%	GILD	5.85%	1.15%	0.00%
TSM	0.00%	0.00%	0.00%	BDX	5.09%	0.82%	0.00%
CNMD	0.00%	0.00%	0.00%	ZS	0.00%	0.00%	2.22%
DKS	0.00%	0.00%	0.00%	PSTG	0.00%	0.00%	0.00%
UAL	0.00%	0.00%	0.00%	AGRX	0.05%	0.01%	0.20%
BDX	5.09%	0.82%	0.00%	NPTN	0.00%	0.00%	3.76%
MDT	1.82%	0.00%	0.00%	PLAB	1.22%	1.33%	6.18%
AKAM	2.52%	3.49%	0.00%	UCTT	0.00%	0.00%	1.54%
ENTG	4.59%	9.07%	0.00%	AEIS	0.00%	0.00%	0.90%
ZUO	0.87%	0.89%	1.05%	COHR	0.00%	0.00%	1.70%
CBLK	0.03%	0.03%	0.03%	HA	0.00%	0.00%	1.11%
PS	0.14%	0.21%	0.23%	ECOM	0.00%	0.00%	0.00%
VICR	0.72%	4.17%	0.00%

Needham Funds

NEEDHAM GROWTH FUND	Retail Class
Ticker Symbol: NEEGX
Institutional Class
Ticker Symbol: NEEIX

Comparative Performance Statistics as of June 30, 2018 (Unaudited)

							Gross
	6	1	3	5	10	Since	Expense
	Months(9)	Year	Years(10)	Years(10)	Years(10)	Inception(9)	Ratio(16)
Needham Growth Fund
Retail Class(1)(2)	3.50%	7.76%	4.37%(11)	8.10%(12)	8.63%(13)	12.51%(14)	2.34%
Needham Growth Fund
Institutional Class(1)(3)	3.73%	8.31%	n/a	n/a	n/a	8.46%	1.90%
S&P 500 Index(4)(5)	2.65%	14.37%	11.93%	13.42%	10.17%	8.86%(15)
NASDAQ Composite Index(4)(6)	9.38%	23.64%	16.02%	18.62%	13.96%	10.08%(15)
S&P 400 MidCap Index(4)(7)	3.49%	13.50%	10.89%	12.69%	10.78%	11.76%(15)
Russell 2000 Index(4)(8)	7.66%	17.57%	10.96%	12.46%	10.60%	9.04%(15)

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-625-7071. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1.	Investment results calculated after reinvestment of dividends.
2.	The inception date of the Retail Class was 1/1/96.
3.	The inception date of the Institutional Class was 12/30/16.
4.	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
5.	The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
6.	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
7.	The S&P 400 MidCap Index is a broad unmanaged measure of the U.S. stock market.
8.	The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
9.	Not annualized.
10.	Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Retail Class.
11.	Cumulative return for the three year period was 13.69%, assuming all dividends were reinvested in shares of the Retail Class.
12.	Cumulative return for the five year period was 47.59%, assuming all dividends were reinvested in shares of the Retail Class.
13.	Cumulative return for the ten year period was 128.84%, assuming all dividends were reinvested in shares of the Retail Class.
14.	Cumulative return since inception was 1,318.68%, assuming all dividends were reinvested in shares of the Retail Class.
15.	The return shown for the Index is from the Inception date of the Retail Class.
16.
Gross expense ratio is from the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Fund’s expense ratios as of June 30, 2018 can be found in the financial highlights. Since January 1, 2009, the investment performance reflects contractually agreed upon fee waivers which expire at the close of business on April 30, 2019. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total class operating expenses would be 2.34% and 1.90% for the Retail Class and Institutional Class, respectively.

Semi-Annual Report 2018

Top Ten Holdings*
(as a % of total investments,
as of June 30, 2018)
		% of Total
Security		Investments
Thermo Fisher Scientific, Inc.	TMO	8.22%
KVH Industries, Inc.	KVHI	6.58%
CarMax, Inc.	KMX	6.02%
Gilead Sciences, Inc.	GILD	5.86%
Becton Dickinson and Co.	BDX	5.09%
ViaSat, Inc.	VSAT	4.97%
Super Micro Computer, Inc.	SMCI	4.69%
Entegris, Inc.	ENTG	4.60%
PDF Solutions, Inc.	PDFS	4.44%
FormFactor, Inc.	FORM	4.34%

Top Ten Holdings =  54.81% of Total Investments†

*	Current portfolio holdings may not be indicative of future portfolio holdings.
†	Percentage of total investments less cash and short-term investments.

Sector Weightings*
(as a % of net investments,
as of June 30, 2018)
Sector	Long(1)	(Short)(1)	Total(2)
Consumer Discretionary	11.0%	—	11.0%
Consumer Staples	0.8%	—	0.8%
Energy	1.8%	—	1.8%
Financials	1.0%	(1.6)%	(0.6)%
Health Care	25.1%	—	25.1%
Industrials	4.3%	—	4.3%
Information Technology	61.5%	(4.2)%	57.3%
Real Estate	0.1%	—	0.1%
Cash	0.2%	—	0.2%

*	Current portfolio holdings may not be indicative of future portfolio holdings.
(1)	Percentage of total investments includes all stocks, plus cash minus all short positions.
(2)	Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-625-7071. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund’s adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Needham Funds

NEEDHAM AGGRESSIVE GROWTH FUND	Retail Class
Ticker Symbol: NEAGX
Institutional Class
Ticker Symbol: NEAIX

Comparative Performance Statistics as of June 30, 2018 (Unaudited)

							Gross
	6	1	3	5	10	Since	Expense
	Months(8)	Year	Years(9)	Years(9)	Years(9)	Inception(9)	Ratio(15)
Needham Aggressive Growth
Fund Retail Class(1)(2)	6.33%	14.28%	8.50%(10)	10.53%(11)	11.22%(12)	9.63%(13)	2.63%
Needham Aggressive Growth
Fund Institutional Class(1)(3)	6.64%	14.92%	n/a	n/a	n/a	10.80%	2.22%
S&P 500 Index(4)(5)	2.65%	14.37%	11.93%	13.42%	10.17%	7.48%(14)
NASDAQ Composite Index(4)(6)	9.38%	23.64%	16.02%	18.62%	13.96%	10.00%(14)
Russell 2000 Index(4)(7)	7.66%	17.57%	10.96%	12.46%	10.60%	9.22%(14)

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-625-7071. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1.	Investment results calculated after reinvestment of dividends.
2.	The inception date of the Retail Class was 9/4/01.
3.	The inception date of the Institutional Class was 12/30/16.
4.	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
5.	The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
6.	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
7.	The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
8.	Not annualized.
9.	Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Retail Class.
10.	Cumulative return for the three year period was 27.72%, assuming all dividends were reinvested in shares of the Retail Class.
11.	Cumulative return for the five year period was 64.98%, assuming all dividends were reinvested in shares of the Retail Class.
12.	Cumulative return for the ten year period was 189.72%, assuming all dividends were reinvested in shares of the Retail Class.
13.	Cumulative return since inception was 369.32% assuming all dividends were reinvested in shares of the Retail Class.
14.	The return shown for the Index is from the Inception date of the Retail Class.
15.
Gross expense ratio is from the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Fund’s expense ratios as of June 30, 2018 can be found in the financial highlights. Since January 1, 2009, the investment performance reflects contractually agreed upon fee waivers which expire at the close of business on April 30, 2019. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total class operating expenses would be 2.63% and 2.22% for the Retail Class and Institutional Class, respectively.

Semi-Annual Report 2018

Top Ten Holdings*
(as a % of total investments,
as of June 30, 2018)
		% of Total
Security		Investments
Entegris, Inc.	ENTG	9.07%
KVH Industries, Inc.	KVHI	8.43%
PDF Solutions, Inc.	PDFS	6.68%
Apple, Inc.	AAPL	6.54%
GSE Systems, Inc.	GVP	6.20%
Reis, Inc.	REIS	4.46%
Vicor Corp.	VICR	4.17%
FormFactor, Inc.	FORM	3.85%
MKS Instruments, Inc.	MKSI	3.75%
Super Micro Computer, Inc.	SMCI	3.56%

Top Ten Holdings =  56.71% of Total Investments†

*	Current portfolio holdings may not be indicative of future portfolio holdings.
†	Percentage of total investments less cash and short-term investments.

Sector Weightings*
(as a % of net investments,
as of June 30, 2018)
Sector	Long(1)	(Short)(1)	Total(2)
Consumer Discretionary	3.4%	—	3.4%
Consumer Staples	3.4%	—	3.4%
Energy	0.9%	—	0.9%
Financials	0.4%	(3.2)%	(2.8)%
Health Care	6.2%	—	6.2%
Industrials	10.3%	—	10.3%
Information Technology	80.6%	(3.9)%	76.7%
Real Estate	1.6%	—	1.6%
Cash	0.3%	—	0.3%

*	Current portfolio holdings may not be indicative of future portfolio holdings.
(1)	Percentage of total investments includes all stocks, plus cash minus all short positions.
(2)	Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-625-7071. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund’s adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Needham Funds

NEEDHAM SMALL CAP GROWTH FUND	Retail Class
Ticker Symbol: NESGX
Institutional Class
Ticker Symbol: NESIX

Comparative Performance Statistics as of June 30, 2018 (Unaudited)

							Gross
	6	1	3	5	10	Since	Expense
	Months(8)	Year	Years(9)	Years(9)	Years(9)	Inception(9)	Ratio(15)
Needham Small Cap Growth
Fund Retail Class(1)(2)	4.85%	9.61%	10.71%(10)	10.28%(11)	9.67%(12)	10.38%(13)	2.01%
Needham Small Cap Growth
Fund Institutional Class(1)(3)	5.14%	10.23%	n/a	n/a	n/a	11.84%	1.46%
S&P 500 Index(4)(5)	2.65%	14.37%	11.93%	13.42%	10.17%	8.04%(14)
NASDAQ Composite Index(4)(6)	9.38%	23.64%	16.02%	18.62%	13.96%	11.00%(14)
Russell 2000 Index(4)(7)	7.66%	17.57%	10.96%	12.46%	10.60%	9.20%(14)

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-625-7071. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1.	Investment results calculated after reinvestment of dividends.
2.	The inception date of the Retail Class was 5/22/02.
3.	The inception date of the Institutional Class was 12/30/16.
4.	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
5.	The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
6.	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
7.	The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
8.	Not annualized.
9.	Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Retail Class.
10.	Cumulative return for the three year period was 35.71%, assuming all dividends were reinvested in shares of the Retail Class.
11.	Cumulative return for the five year period was 63.09%, assuming all dividends were reinvested in shares of the Retail Class.
12.	Cumulative return for the ten year period was 151.78%, assuming all dividends were reinvested in shares of the Retail Class.
13.	Cumulative return since inception was 390.88% assuming all dividends were reinvested in shares of the Retail Class.
14.	The return shown for the Index is from the Inception date of the Retail Class.
15.
Gross expense ratio is from the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Fund’s expense ratios as of June 30, 2018 can be found in the financial highlights. Since January 1, 2009, the investment performance reflects contractually agreed upon fee waivers which expire at the close of business on April 30, 2019. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total class operating expenses would be 1.95% and 1.40% for the Retail Class and Institutional Class, respectively.

Semi-Annual Report 2018

Top Ten Holdings*
(as a % of total investments,
as of June 30, 2018)
		% of Total
Security		Investments
Amber Road, Inc.	AMBR	8.79%
Photronics, Inc.	PLAB	6.90%
Super Micro Computer, Inc.	SMCI	6.27%
Invuity, Inc.	IVTY	5.62%
Reis, Inc.	REIS	4.90%
Aspen Aerogels, Inc.	ASPN	4.64%
PDF Solutions, Inc.	PDFS	4.47%
NeoPhotonics Corp.	NPTN	4.20%
Electronics For Imaging, Inc.	EFII	3.94%
Frequency Electronics, Inc.	FEIM	3.78%

Top Ten Holdings = 53.51% of Total Investments†

*	Current portfolio holdings may not be indicative of future portfolio holdings.
†	Percentage of total investments less cash and short-term investments.

Sector Weightings*
(as a % of net investments,
as of June 30, 2018)
Sector	Long(1)	(Short)(1)	Total(2)
Closed-End Funds	3.8%	—	3.8%
Consumer Discretionary	0.3%	—	0.3%
Consumer Staples	0.3%	—	0.3%
Energy	5.2%	—	5.2%
Financials	0.3%	—	0.3%
Health Care	9.9%	—	9.9%
Industrials	2.5%	—	2.5%
Information Technology	64.4%	—	64.4%
Real Estate	0.2%	—	0.2%
Cash	13.1%	—	13.1%

*	Current portfolio holdings may not be indicative of future portfolio holdings.
(1)	Percentage of total investments includes all stocks, plus cash minus all short positions.
(2)	Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-625-7071. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund’s adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Needham Funds

Disclosure of Fund Expenses (Unaudited)

The following expense table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur transactional costs, including redemption fees and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The expense example table below illustrates your fund’s cost in two ways:

•
Actual Expenses.  This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio under the heading entitled “Expenses Paid During Period”.

•
Hypothetical Expenses on a 5% Return.  This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report 2018

For the Period January 1, 2018 to June 30, 2018

Expense Example Table

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account	Account	During Period*	During Period*
	Value	Value	1/1/18 –	1/1/18 –
	1/1/18	6/30/18	6/30/18	6/30/18
Needham Growth Fund
Retail Class Actual Expenses	$1,000.00	$1,035.00	$14.88	2.95%
Retail Class Hypothetical Example
for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,010.17	$14.70	2.95%
Institutional Class Actual Expenses	$1,000.00	$1,037.30	$12.38	2.45%
Institutional Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,012.65	$12.23	2.45%

Needham Aggressive Growth Fund
Retail Class Actual Expenses	$1,000.00	$1,063.30	$16.49	3.17%
Retail Class Hypothetical Example
for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,009.23	$16.05	3.17%
Institutional Class Actual Expenses	$1,000.00	$1,066.40	$13.65	2.62%
Institutional Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,012.00	$13.29	2.62%

Needham Small Cap Growth Fund
Retail Class Actual Expenses	$1,000.00	$1,048.50	$10.07	1.95%
Retail Class Hypothetical Example
for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,015.38	$9.91	1.95%
Institutional Class Actual Expenses	$1,000.00	$1,051.40	$7.24	1.40%
Institutional Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%

*	Expenses are equal to the average account value times the Portfolio’s annualized expense ratio multiplied 181/365 (to reflect the one-half-year period).

Needham Funds

Needham Growth Fund
Schedule of Investments
June 30, 2018 (Unaudited)

(Percentage of Net Assets)	Shares	Value

Common Stocks (99.9%)

Auto Components (0.1%)
Sypris Solutions, Inc.*	31,332	$51,384

Biotechnology (5.9%)
Gilead Sciences, Inc.†	87,500	6,198,500

Capital Markets (0.8%)
Oaktree Capital Group LLC, Class A	20,000	813,000

Commercial Services & Supplies (0.1%)
Brightview Holdings, Inc.*	276	6,058
Clean Harbors, Inc.*	2,000	111,100
		117,158

Communications Equipment (11.5%)
KVH Industries, Inc.*	520,000	6,968,000
ViaSat, Inc.*†	80,000	5,257,600
		12,225,600

Electrical Equipment (0.7%)
Vicor Corp.*	17,500	762,125

Electronic Equipment, Instruments & Components (5.2%)
Corning, Inc.	35,000	962,850
FLIR Systems, Inc.	8,500	441,745
Frequency Electronics, Inc.*	50,000	403,000
IPG Photonics Corp.*	6,000	1,323,780
National Instruments Corp.	20,800	873,184
nLight, Inc.*	3,000	99,180
Vishay Intertechnology, Inc.	60,000	1,392,000
		5,495,739

Energy Equipment & Services (1.1%)
Aspen Aerogels, Inc.*	165,825	812,543
Core Laboratories NV (Netherlands)	500	63,105
Schlumberger Ltd. (Netherlands)	5,000	335,150
		1,210,798
Health Care Equipment & Supplies (8.8%)
Becton Dickinson and Co.	22,500	5,390,100
CryoPort, Inc.*	62,500	986,250

See accompanying notes to financial statements.

Semi-Annual Report 2018

Needham Growth Fund
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)

	Shares	Value

Common Stocks – Continued

Health Care Equipment & Supplies – Continued
GenMark Diagnostics, Inc.*	30,000	$191,400
Invuity, Inc.*	215,000	838,500
Medtronic PLC (Ireland)	22,500	1,926,225
		9,332,475

Health Care Providers & Services (0.1%)
CVS Health Corp.	1,500	96,525

Household Durables (0.1%)
Roku, Inc., Class A*	3,000	127,860

Household Products (0.7%)
Oil-Dri Corp. of America	18,500	779,590

Industrial Conglomerates (0.3%)
Honeywell International, Inc.	2,500	360,125

Insurance (0.2%)
Markel Corp.*	150	162,653

Internet Software & Services (11.9%)
The Trade Desk, Inc., Class A*	10,000	938,000
2U, Inc.*	4,000	334,240
Akamai Technologies, Inc.*†	36,500	2,672,895
Amber Road, Inc.*	450,000	4,234,500
comScore, Inc.*	50,500	1,100,900
Coupa Software, Inc.*	5,500	342,320
NIC, Inc.	1,500	23,325
Q2 Holdings, Inc.*	20,000	1,141,000
Reis, Inc.	82,500	1,798,500
		12,585,680

Life Sciences Tools & Services (8.4%)
Bruker Corp.	7,000	203,280
Thermo Fisher Scientific, Inc.†	42,000	8,699,880
		8,903,160

Media (4.2%)
Comcast Corp., Class A	115,000	3,773,150

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)

	Shares	Value

Common Stocks – Continued

Media – Continued
World Wrestling Entertainment, Inc., Class A	9,500	$691,790
		4,464,940

Oil, Gas & Consumable Fuels (0.5%)
Hess Corp.	7,500	501,675
Navigator Holdings Ltd.*	5,000	63,250
		564,925

Pharmaceuticals (0.6%)
Agile Therapeutics, Inc.*	100,000	49,400
Corium International, Inc.*	75,000	600,750
		650,150

Professional Services (1.1%)
WageWorks, Inc.*	22,500	1,125,000

Real Estate Management & Development (0.1%)
Redfin Corp.*	2,993	69,108

Semiconductors & Semiconductor Equipment (19.5%)
Applied Materials, Inc.	7,500	346,425
Aquantia Corp.*	38,500	445,830
Entegris, Inc.	143,500	4,864,650
FormFactor, Inc.*	345,000	4,588,500
Lam Research Corp.	2,500	432,125
MKS Instruments, Inc.	25,000	2,392,500
Nova Measuring Instruments Ltd. (Israel)*	58,500	1,594,125
PDF Solutions, Inc.*	392,150	4,697,957
Photronics, Inc.*	162,500	1,295,938
		20,658,050

Software (2.9%)
Altair Engineering, Inc., Class A*	2,996	102,403
Appian Corp., Class A*	10,000	361,600
Carbon Black, Inc.*	1,387	36,062
Everbridge, Inc.*	6,500	308,230
Pluralsight, Inc.*	6,000	146,700
Red Hat, Inc.*	9,000	1,209,330

See accompanying notes to financial statements.

Semi-Annual Report 2018

Needham Growth Fund
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)

	Shares	Value

Common Stocks – Continued

Software – Continued
Zuora, Inc.*	33,700	$916,640
		3,080,965

Specialty Retail (6.0%)
CarMax, Inc.*†	87,500	6,376,125

Technology Hardware, Storage & Peripherals (7.2%)
Apple, Inc.	2,700	499,797
Electronics For Imaging, Inc.*	66,500	2,165,240
Super Micro Computer, Inc.*	210,000	4,966,500
		7,631,537

Trading Companies & Distributors (1.9%)
Air Lease Corp., Class A	47,500	1,993,575

Total Common Stocks
(Cost $46,609,485)		$105,836,747

Short-Term Investments (0.2%)

Money Market Fund (0.2%)
Dreyfus Treasury Securities Cash Management –
Institutional Class 1.68% (a)
(Cost $239,978)	239,978	$239,978

Total Investments (100.1%)
(Cost $46,849,463)		106,076,725
Total Securities Sold Short (-5.5%)		(5,848,625)
(Proceeds $2,401,128)
Other Assets in Excess of Liabilities (5.4%)		5,741,105
Net Assets (100.0%)		$105,969,205

*	Non-income producing security.
(a)	Rate shown is the seven-day yield as of June 30, 2018.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $6,225,215.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund
Schedule of Securities Sold Short
June 30, 2018 (Unaudited)

	Shares	Value

Securities Sold Short (-5.5%)

Communications Equipment (-4.0%)
Ubiquiti Networks, Inc.*	50,000	$4,236,000

Consumer Finance (-1.3%)
Medallion Financial Corp.*	250,000	1,370,000

Insurance (-0.2%)
Health Insurance Innovations, Inc., Class A*	7,500	242,625

Total Securities Sold Short (-5.5%)
(Proceeds $2,401,128)		$5,848,625

*	Non-income producing security.

See accompanying notes to financial statements.

Semi-Annual Report 2018

Needham Aggressive Growth Fund
Schedule of Investments
June 30, 2018 (Unaudited)

(Percentage of Net Assets)	Shares	Value

Common Stocks (100.0%)

Biotechnology (1.1%)
Gilead Sciences, Inc.†	9,500	$672,980

Building Products (1.9%)
Alpha Pro Tech Ltd.*	20,637	69,134
DIRTT Environmental Solutions (Canada)*	207,500	1,037,500
		1,106,634

Commercial Services & Supplies (0.7%)
Brightview Holdings, Inc.*	153	3,358
Ecology and Environment, Inc., Class A	31,000	385,950
		389,308
Communications Equipment (10.3%)
KVH Industries, Inc.*†	369,400	4,949,960
ViaSat, Inc.*†	17,000	1,117,240
		6,067,200

Electrical Equipment (4.2%)
Vicor Corp.*	56,227	2,448,686

Electronic Equipment, Instruments & Components (4.1%)
Frequency Electronics, Inc.*	17,793	143,412
IPG Photonics Corp.*	7,000	1,544,410
National Instruments Corp.	9,000	377,820
nLight, Inc.*	1,523	50,350
Vishay Precision Group, Inc.*	8,000	305,200
		2,421,192

Energy Equipment & Services (0.9%)
Aspen Aerogels, Inc.*	104,175	510,458

Health Care Equipment & Supplies (3.8%)
Becton Dickinson and Co.	2,000	479,120
CryoPort, Inc.*	52,500	828,450
Invuity, Inc.*	16,000	62,400
LeMaitre Vascular, Inc.	25,000	837,000
		2,206,970

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)

	Shares	Value

Common Stocks – Continued

Health Care Technology (0.9%)
Omnicell, Inc.*	10,000	$524,500

Household Durables (0.1%)
iRobot Corp.*	500	37,885
Roku, Inc., Class A*	500	21,310
		59,195

Household Products (3.2%)
Oil-Dri Corp. of America	44,100	1,858,374

Insurance (0.3%)
Markel Corp.*	175	189,761

Internet Software & Services (14.0%)
The Trade Desk, Inc., Class A*	5,000	469,000
2U, Inc.*	2,000	167,120
Akamai Technologies, Inc.*†	28,000	2,050,440
Amber Road, Inc.*†	163,550	1,539,006
comScore, Inc.*	24,700	538,460
Coupa Software, Inc.*	2,500	155,600
NIC, Inc.	1,000	15,550
Q2 Holdings, Inc.*	12,000	684,600
Reis, Inc.†	120,200	2,620,360
		8,240,136

Media (0.6%)
World Wrestling Entertainment, Inc., Class A	4,500	327,690

Pharmaceuticals (0.0%)
Agile Therapeutics, Inc.*	15,950	7,879

Professional Services (2.8%)
CRA International, Inc.	5,000	254,450
WageWorks, Inc.*†	28,000	1,400,000
		1,654,450

Real Estate Investment Trusts (REITs) (1.5%)
Equinix, Inc.	2,000	859,780

See accompanying notes to financial statements.

Semi-Annual Report 2018

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)

	Shares	Value

Common Stocks – Continued

Real Estate Management & Development (0.1%)
Redfin Corp.*	1,637	$37,798

Semiconductors & Semiconductor Equipment (27.7%)
Aquantia Corp.*	6,000	69,480
Entegris, Inc.	157,000	5,322,300
FormFactor, Inc.*	170,000	2,261,000
MKS Instruments, Inc.	23,000	2,201,100
Nova Measuring Instruments Ltd. (Israel)*†	63,000	1,716,750
PDF Solutions, Inc.*†	327,500	3,923,450
Photronics, Inc.*	97,750	779,556
		16,273,636
Software (8.2%)
Altair Engineering, Inc., Class A*	1,620	55,372
Appian Corp., Class A*	7,000	253,120
Carbon Black, Inc.*	777	20,202
Everbridge, Inc.*	4,500	213,390
GSE Systems, Inc.* ^	1,120,000	3,640,000
Pluralsight, Inc.*	5,000	122,250
Zuora, Inc.*	19,300	524,960
		4,829,294

Specialty Retail (2.5%)
CarMax, Inc.*†	20,500	1,493,835

Technology Hardware, Storage & Peripherals (11.1%)
Apple, Inc.†	20,750	3,841,032
Electronics For Imaging, Inc.*	17,500	569,800
Super Micro Computer, Inc.*†	88,350	2,089,478
		6,500,310

Trading Companies & Distributors (0.0%)
Air Lease Corp., Class A	500	20,985

Total Common Stocks
(Cost $25,401,310)		$58,701,051

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)

	Shares	Value

Short-Term Investments (0.4%)

Money Market Fund (0.4%)
Dreyfus Treasury Securities Cash Management –
Institutional Class 1.68% (a)
(Cost $210,275)	210,275	$210,275

Total Investments (100.4%)
(Cost $25,611,585)		58,911,326
Total Securities Sold Short (-6.6%)		(3,867,625)
(Proceeds $1,991,651)
Other Assets in Excess of Liabilities (6.2%)		3,626,969
Net Assets (100.0%)		$58,670,670

*	Non-income producing security.
(a)	Rate shown is the seven-day yield as of June 30, 2018.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $5,925,705.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Semi-Annual Report 2018

Needham Aggressive Growth Fund
Schedule of Securities Sold Short
June 30, 2018 (Unaudited)

	Shares	Value

Securities Sold Short (-6.6%)

Communications Equipment (-3.6%)
Ubiquiti Networks, Inc.*	25,000	$2,118,000

Consumer Finance (-2.6%)
Medallion Financial Corp.*	275,000	1,507,000

Insurance (-0.4%)
Health Insurance Innovations, Inc., Class A*	7,500	242,625

Total Securities Sold Short (-6.6%)
(Proceeds $1,991,651)		$3,867,625

*	Non-income producing security.

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund
Schedule of Investments
June 30, 2018 (Unaudited)

(Percentage of Net Assets)	Shares	Value

Common Stocks (85.2%)

Airlines (1.1%)
Hawaiian Holdings, Inc.	10,000	$359,500

Biotechnology (0.1%)
Exact Sciences Corp.*	500	29,895

Commercial Services & Supplies (0.0%)
Brightview Holdings, Inc.*	84	1,844

Communications Equipment (7.7%)
EMCORE Corp.*	195,000	984,750
KVH Industries, Inc.*†	72,500	971,500
Quantenna Communications, Inc.*	12,500	194,250
ViaSat, Inc.*	5,000	328,600
		2,479,100

Electronic Equipment, Instruments & Components (7.6%)
Coherent, Inc.*	3,500	547,470
Frequency Electronics, Inc.*	135,478	1,091,953
II-VI, Inc.*	2,000	86,900
nLight, Inc.*	2,500	82,650
Vishay Precision Group, Inc.*	17,000	648,550
		2,457,523

Energy Equipment & Services (4.1%)
Aspen Aerogels, Inc.*	273,800	1,341,620

Health Care Equipment & Supplies (8.0%)
CryoPort, Inc.*	20,000	315,600
GenMark Diagnostics, Inc.*	100,000	638,000
Invuity, Inc.*	416,239	1,623,332
		2,576,932

Health Care Technology (0.4%)
Castlight Health, Inc., Class B*	30,000	127,500

Household Durables (0.3%)
Roku, Inc., Class A*	2,000	85,240

Household Products (0.3%)
Oil-Dri Corp. of America	2,500	105,350

See accompanying notes to financial statements.

Semi-Annual Report 2018

Needham Small Cap Growth Fund
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)

	Shares	Value

Common Stocks – Continued

Internet Software & Services (15.4%)
Amber Road, Inc.*†	270,000	$2,540,700
comScore, Inc.*	25,850	563,530
Reis, Inc.	65,000	1,417,000
Twilio, Inc., Class A*	8,000	448,160
		4,969,390

Oil, Gas & Consumable Fuels (1.2%)
Hess Corp.	2,250	150,503
Navigator Holdings Ltd. (Marshall Islands)*	19,000	240,350
		390,853

Pharmaceuticals (1.7%)
Agile Therapeutics, Inc.*	130,375	64,405
Corium International, Inc.*	60,000	480,600
		545,005

Real Estate Management & Development (0.2%)
Redfin Corp.*	2,500	57,725

Semiconductors & Semiconductor Equipment (19.5%)
Advanced Energy Industries, Inc.*	5,000	290,450
Aquantia Corp.*	37,000	428,460
FormFactor, Inc.*	10,000	133,000
Ichor Holdings Ltd. (Cayman Islands)*	10,000	212,200
MACOM Technology Solutions Holdings, Inc.*	10,000	230,400
NeoPhotonics Corp.*	195,000	1,214,850
PDF Solutions, Inc.*†	107,850	1,292,043
Photronics, Inc.*	250,000	1,993,750
Ultra Clean Holdings, Inc.*	30,000	498,000
		6,293,153

Software (6.6%)
Altair Engineering, Inc., Class A*	752	25,703
Appian Corp., Class A*	3,000	108,480
Carbon Black, Inc.*	430	11,180
FireEye, Inc.*	55,000	846,450
Pluralsight, Inc.*	3,000	73,350
Zscaler, Inc.*	20,000	715,000

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)

	Shares	Value

Common Stocks – Continued

Software – Continued
Zuora, Inc.*	12,500	$340,000
		2,120,163

Technology Hardware, Storage & Peripherals (9.2%)
Electronics For Imaging, Inc.*	35,000	1,139,600
Super Micro Computer, Inc.*†	76,650	1,812,773
		2,952,373

Thrifts & Mortgage Finance (0.3%)
LendingTree, Inc.*	500	106,900

Trading Companies & Distributors (1.5%)
Air Lease Corp., Class A†	11,250	472,162

Total Common Stocks
(Cost $24,341,819)		$27,472,228

Closed-End Funds (3.9%)
Tekla Healthcare Investors	29,000	623,500
Tekla Life Sciences Investors	34,500	648,255

Total Closed-End Funds
(Cost $1,351,566)		$1,271,755

Short-Term Investments (13.2%)

Money Market Fund (13.2%)
Dreyfus Treasury Securities Cash Management –
Institutional Class 1.68% (a)
(Cost $4,264,110)	4,264,110	4,264,110

Total Investments (102.3%)
(Cost $29,957,495)		33,008,093
Liabilities in Excess of Other Assets (-2.3%)		(743,222)
Net Assets (100.0%)		$32,264,871

*	Non-income producing security.
(a)	Rate shown is the seven-day yield as of June 30, 2018.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $1,094,375.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Semi-Annual Report 2018

(This Page Intentionally Left Blank.)

Needham Funds

Statements of Assets and Liabilities
June 30, 2018 (Unaudited)

		Needham	Needham
	Needham	Aggressive	Small Cap
	Growth Fund	Growth Fund	Growth Fund
Assets
Investments, at value:
Unaffiliated securities, (Cost $46,849,463,
$23,332,467, $29,957,495)	$106,076,725	$55,271,326	$33,008,093
Affiliated securities (Cost $—, $2,279,118, $—)	—	3,640,000	—
Cash	—	—	27,430
Receivables:
Deposit with Broker for Securities Sold Short	6,028,050	3,933,501	26
Dividends and Interest	15,278	127	8,935
Fund Shares Sold	1,004	22,970	42
Investment Securities Sold	41,840	23,257	9,786
Prepaid Expenses	30,621	21,249	24,873
Total Assets	112,193,518	62,912,430	33,079,185

Liabilities
Securities Sold Short, at Value
(Proceeds $2,401,128, $1,991,651, $—)	5,848,625	3,867,625	—
Payables:
Investment Securities Purchased	90,327	19,452	730,351
Fund Shares Redeemed	71,583	227,282	19,261
Due to Adviser	104,306	54,851	26,936
Distribution Fees	15,651	8,465	4,240
Administration and Accounting Fees	23,089	11,199	6,818
Transfer Agent Fees	9,695	8,528	6,024
Accrued Expenses and Other Liabilities	61,037	44,358	20,684
Total Liabilities	6,224,313	4,241,760	814,314
Total Net Assets	$105,969,205	$58,670,670	$32,264,871

See accompanying notes to financial statements.

Semi-Annual Report 2018

Statements of Assets and Liabilities (Continued)
June 30, 2018 (Unaudited)

		Needham	Needham
	Needham	Aggressive	Small Cap
	Growth Fund	Growth Fund	Growth Fund
Retail Class Shares
Net Assets	$69,731,872	$38,674,268	$19,073,438
Shares Issued and Outstanding
$0.001 Par Value (Authorized
800,000,000,100,000,000 and
100,000,000 respectively)	1,570,134	1,576,528	1,160,436
Net Asset Value and
Offering Price Per Share	$44.41	$24.53	$16.44

Institutional Class Shares
Net Assets	$36,237,333	$19,996,402	$13,191,433
Shares Issued and Outstanding
$0.001 Par Value (Authorized
800,000,000,100,000,000 and
100,000,000 respectively)	809,506	807,969	795,929
Net Asset Value and
Offering Price Per Share	$44.76	$24.75	$16.57

Components of Net Assets
Paid-in Capital	$36,020,049	$23,445,901	$26,747,982
Accumulated Net Investment Loss	(1,147,806)	(706,853)	(151,651)
Accumulated Net Realized Gain from
Investments, Securities Sold Short,
Foreign Currency Transactions and Currency	15,317,197	4,507,855	2,617,942
Net Unrealized Appreciation on
Investment Securities and
Securities Sold Short	55,779,765	31,423,767	3,050,598
Total Net Assets	$105,969,205	$58,670,670	$32,264,871

See accompanying notes to financial statements.

Needham Funds

Statements of Operations
For the six months ended June 30, 2018 (Unaudited)

		Needham	Needham
	Needham	Aggressive	Small Cap
	Growth Fund	Growth Fund	Growth Fund
Investment Income
Dividend Income from unaffiliated securities (net of
foreign withholding tax of $83, $0, $0)	$348,766	$171,667	$85,923
Interest	3,428	1,061	36,508
Total Investment Income	352,194	172,728	122,431

Expenses
Investment Advisory Fees	670,439	368,450	196,729
Distribution Fees	93,262	49,107	24,429
Administration and Accounting Fees	66,425	40,509	23,490
Audit Fees	19,816	14,132	14,133
Chief Compliance Officer Fees	10,122	5,495	2,921
Custodian Fees	5,037	5,514	3,407
Directors’ Fees	9,502	4,990	2,559
Filing Fees	22,819	23,181	22,158
Interest Expense(1)	563,426	358,882	—
Legal Fees	31,461	19,788	8,966
Printing Fees	5,436	3,342	2,273
Transfer Agent Fees	28,008	26,038	18,368
Other Expenses	16,600	9,246	4,771
Total Expenses	1,542,353	928,674	324,204
Fees Waived by Investment Adviser	(42,353)	(49,093)	(50,122)
Net Expenses	1,500,000	879,581	274,082
Net Investment Loss	(1,147,806)	(706,853)	(151,651)

Net Realized / Unrealized Gain (Loss) from Affiliated
and Unaffiliated Securities, Securities Sold Short,
Foreign Currency Transactions and Currency
Net Realized Gain from Unaffiliated Securities	6,901,715	5,130,663	2,558,513
Net Realized Loss from Securities Sold Short	(564,896)	(604,264)	(47,060)
Change in Unrealized Depreciation on
Unaffiliated Securities and Securities Sold Short	(1,336,775)	(197,244)	(823,378)
Net Realized / Unrealized Gain from Affiliated and
Unaffiliated Securities, Securities Sold Short,
Foreign Currency Transactions and Currency	5,000,044	4,329,155	1,688,075
Change in Net Assets Resulting from Operations	$3,852,238	$3,622,302	$1,536,424

(1)	Expense related to securities sold short.

See accompanying notes to financial statements.

Semi-Annual Report 2018

Needham Growth Fund

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017
Change in Net Assets
Operations:
Net Investment Loss	$(1,147,806)	$(1,887,080)
Net Realized Gain from Securities, Securities Sold Short,
Foreign Currency Transactions, and Currency	6,336,819	19,118,249
Net Change in Unrealized Appreciation (Depreciation) on Investments,
Securities Sold Short, Foreign Currency Transactions and Currency	(1,336,775)	(7,518,528)
Change in Net Assets Resulting from Operations	3,852,238	9,712,641

Distributions to Shareholders from:
Net Investment Income	—	—
Capital Gains	—	(10,480,369)
Total Distributions to Shareholders	—	(10,480,369)

Capital Transactions:
Retail Class:
Shares Issued	482,239	3,536,898
Shares Issued in Reinvestment of Distribution	—	6,546,656
Shares Exchanged for Institutional Class Shares	(3,569,598)	(34,786,282)
Shares Redeemed	(7,923,450)	(17,205,930)
Redemption Fees	—	137
Institutional Class:
Shares Issued	377,313	7,117,796
Shares Issued in Reinvestment of Distribution	—	2,871,221
Shares Issued in Exchange for Retail Class Shares	3,569,599	34,786,282
Shares Redeemed	(1,308,979)	(11,643,231)
Redemption Fees	—	—
Total Change in Net Assets from Capital Transactions	(8,372,876)	(8,776,453)

Change in Net Assets	(4,520,638)	(9,544,181)

Total Net Assets
Beginning of Period/Year	110,489,843	120,034,024
End of Period/Year	$105,969,205	$110,489,843
Accumulated Net Investment Loss	$(1,147,806)	$—

Share Transaction:
Retail Class:
Number of Shares Issued	10,807	78,824
Number of Shares Reinvested	—	150,428
Number of Shares Exchanged for Institutional Class Shares	(78,750)	(794,070)
Number of Shares Redeemed	(179,937)	(379,993)
Institutional Class:
Number of Shares Issued	8,606	154,738
Number of Shares Reinvested	—	65,673
Number of Shares Issued in Exchange for Retail Class Shares	78,130	793,772
Number of Shares Redeemed	(29,928)	(264,191)
Total Change in Shares	(191,072)	(194,819)

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017
Change in Net Assets
Operations:
Net Investment Loss	$(706,853)	$(1,270,987)
Net Realized Gain from Securities, Securities Sold Short,
Foreign Currency Transactions, and Currency	4,526,399	4,441,738
Net Change in Unrealized Appreciation (Depreciation) on Investments,
Securities Sold Short, Foreign Currency Transactions and Currency	(197,244)	2,260,616
Change in Net Assets Resulting from Operations	3,622,302	5,431,367

Distributions to Shareholders from:
Net Investment Income	—	—
Capital Gains	—	(3,108,250)
Total Distributions to Shareholders	—	(3,108,250)

Capital Transactions:
Retail Class:
Shares Issued	971,960	9,199,681
Shares Issued in Reinvestment of Distribution	—	2,077,588
Shares Exchanged for Institutional Class Shares	(653,727)	(15,691,618)
Shares Redeemed	(5,128,798)	(14,977,523)
Redemption Fees	—	3,821
Institutional Class:
Shares Issued	1,895,441	4,358,525
Shares Issued in Reinvestment of Distribution	—	962,266
Shares Issued in Exchange for Retail Class Shares	653,727	15,691,618
Shares Redeemed	(4,237,947)	(1,257,528)
Redemption Fees	—	161
Total Change in Net Assets from Capital Transactions	(6,499,344)	366,991

Change in Net Assets	(2,877,042)	2,690,108

Total Net Assets
Beginning of Period/Year	61,547,712	58,857,604
End of Period/Year	$58,670,670	$61,547,712
Accumulated Net Investment Loss	$(706,853)	$—

Share Transaction:
Retail Class:
Number of Shares Issued	41,148	405,217
Number of Shares Reinvested	—	87,996
Number of Shares Exchanged for Institutional Class Shares	(26,306)	(696,926)
Number of Shares Redeemed	(219,865)	(648,415)
Institutional Class:
Number of Shares Issued	79,328	189,553
Number of Shares Reinvested	—	40,551
Number of Shares Issued in Exchange for Retail Class Shares	26,082	696,049
Number of Shares Redeemed	(177,953)	(52,911)
Total Change in Shares	(277,566)	21,114

See accompanying notes to financial statements.

Semi-Annual Report 2018

Needham Small Cap Growth Fund

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017
Change in Net Assets
Operations:
Net Investment Loss	$(151,651)	$(310,369)
Net Realized Gain from Securities, Securities Sold Short,
Foreign Currency Transactions, and Currency	2,511,453	3,977,538
Net Change in Unrealized Appreciation (Depreciation) on Investments,
Securities Sold Short, Foreign Currency Transactions and Currency	(823,378)	(228,295)
Change in Net Assets Resulting from Operations	1,536,424	3,438,874

Distributions to Shareholders from:
Net Investment Income	—	—
Capital Gains	—	(2,364,563)
Total Distributions to Shareholders	—	(2,364,563)

Capital Transactions:
Retail Class:
Shares Issued	1,643,299	3,127,799
Shares Issued in Reinvestment of Distribution	—	1,624,010
Shares Exchanged for Institutional Class Shares	(268,747)	(4,245,905)
Shares Redeemed	(2,517,840)	(17,706,408)
Redemption Fees	82	12,314
Institutional Class:
Shares Issued	2,761,563	6,971,388
Shares Issued in Reinvestment of Distribution	—	689,541
Shares Issued in Exchange for Retail Class Shares	268,747	4,245,905
Shares Redeemed	(800,829)	(1,808,408)
Redemption Fees	—	164
Total Change in Net Assets from Capital Transactions	1,086,275	(7,089,600)

Change in Net Assets	2,622,699	(6,015,289)

Total Net Assets
Beginning of Period/Year	29,642,172	35,657,461
End of Period/Year	$32,264,871	$29,642,172
Accumulated Net Investment Loss	$(151,651)	$—

Share Transaction:
Retail Class:
Number of Shares Issued	100,394	201,179
Number of Shares Reinvested	—	102,075
Number of Shares Exchanged for Institutional Class Shares	(16,261)	(274,456)
Number of Shares Redeemed	(156,270)	(1,125,564)
Institutional Class:
Number of Shares Issued	173,304	434,158
Number of Shares Reinvested	—	43,151
Number of Shares Issued in Exchange for Retail Class Shares	16,145	274,369
Number of Shares Redeemed	(48,685)	(105,679)
Total Change in Shares	68,627	(450,767)

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund

Financial Highlights

	Retail Class
	Six Months
	Ended
(For a Share Outstanding	June 30, 2018		Year Ended December 31,
Throughout each Period/Year)	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value,
Beginning of Period/Year	$42.91		$43.40	$40.96	$46.00	$45.06	$33.66
Investment Operations
Net Investment Income (Loss)	(0.50)		(0.78)	(0.59)	(0.68)	0.58	(0.54)
Net Realized and Unrealized
Gain (Loss) on Investments	2.00		4.45	4.86	(1.60)	4.59	12.20
Total from
Investment Operations	1.50		3.67	4.27	(2.28)	4.01	11.66

Less Distributions
Net Realized Gains	—		(4.16)	(1.83)	(2.76)	(3.07)	(0.26)
Total Distributions	—		(4.16)	(1.83)	(2.76)	(3.07)	(0.26)

Capital Contributions
Redemption Fees	—		— (a)	— (a)	— (a)	— (a)	— (a)
Total Capital Contributions	—		— (a)	— (a)	— (a)	— (a)	— (a)
Net Asset Value,
End of Period/Year	$44.41		$42.91	$43.40	$40.96	$46.00	$45.06

Total Return	3.50	%(c)	8.32%	10.57%	(5.07)%	8.98%	34.68%
Net Assets,
End of Period/Year (000’s)	$69,732		$78,014	$119,117	$127,154	$147,816	$141,693
Ratios/Supplemental Data
Ratio of Net Expenses to
Average Net Assets	2.95	%(b)	2.34%	2.17%	2.05%	1.84%	1.89%
Ratio of Net Expenses to
Average Net Assets (before
interest and dividend expense)	1.90	%(b)	1.90%	1.84%	1.82%	1.80%	1.82%
Ratio of Total Expenses to
Average Net Assets (before waiver
and reimbursement of expenses)	2.95	%(b)	2.34%	2.17%	2.05%	1.84%	1.89%
Ratio of Net Investment Income
(Loss) to Average Net Assets	(2.29	)%(b)	(1.73)%	(1.36)%	(1.48)%	(1.32)%	(1.30)%
Ratio of Net Investment
Loss to Average Net Assets
(before waivers and
reimbursements of expenses)	(2.29	)%(b)	(1.73)%	(1.36)%	(1.48)%	(1.32)%	(1.30)%
Portfolio turnover rate	3	%(c)	9%	12%	13%	12%	12%

(a)	Value is less than $0.005 per share.
(b)	Annualized for periods less than one year.
(c)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

Semi-Annual Report 2018

Needham Growth Fund

Financial Highlights

	Institutional Class
	Six Months			Period from
	Ended		Year Ended	December 30, 2016
(For a Share Outstanding	June 30, 2018		December 31,	through
Throughout each Period/Year)	(Unaudited)		2017	December 31, 2016(1)
Net Asset Value, Beginning of Period/Year	$43.15		$43.40	$43.40
Investment Operations
Net Investment Loss	(0.39)		(0.56)	—
Net Realized and Unrealized Gain on Investments	2.00		4.47	—
Total from Investment Operations	1.61		3.91	—

Less Distributions
Net Realized Gains	—		(4.16)	—
Total Distributions	—		(4.16)	—
Net Asset Value, End of Period/Year	$44.76		$43.15	$43.40

Total Return	3.73	%(b)	8.89%	0.00%
Net Assets, End of Period/Year (000’s)	$36,237		$32,476	$117
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	2.45	%(a)	1.90%	1.40%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.40	%(a)	1.40%	1.40%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	2.71	%(a)	2.15%	— %*
Ratio of Net Investment Loss to Average Net Assets	(1.79	)%(a)	(1.23)%	— %*
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(2.05	)%(a)	(1.49)%	— %*
Portfolio turnover rate	3	%(b)	9%	0%

(1)	The Class commenced operations on December 30, 2016.
*	Refer to Note 2 for further description of non-recurring charges related to the issuance of the share class.
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund

Financial Highlights

	Retail Class
	Six Months
	Ended
(For a Share Outstanding	June 30, 2018		Year Ended December 31,
Throughout each Period/Year)	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value,
Beginning of Period/Year	$23.07		$22.29	$19.56	$23.55	$22.66	$16.63
Investment Operations
Net Investment Loss	(0.30)		(0.49)	(0.38)	(0.39)	(0.38)	(0.37)
Net Realized and Unrealized
Gain (Loss) on Investments	1.76		2.46	4.61	(1.28)	1.98	6.40
Total from
Investment Operations	1.46		1.97	4.23	(1.67)	1.60	6.03

Less Distributions
Net Realized Gains	—		(1.19)	(1.50)	(2.32)	(0.71)	—
Total Distributions	—		(1.19)	(1.50)	(2.32)	(0.71)	—

Capital Contributions
Redemption Fees	—		— (a)	— (a)	— (a)	— (a)	— (a)
Total Capital Contributions	—		— (a)	— (a)	— (a)	— (a)	— (a)
Net Asset Value,
End of Period/Year	$24.53		$23.07	$22.29	$19.56	$23.55	$22.66

Total Return	6.33	%(c)	8.73%	22.18%	(7.05)%	7.13%	36.26%
Net Assets,
End of Period/Year (000’s)	$38,674		$41,107	$58,696	$50,906	$62,353	$68,470
Ratios/Supplemental Data
Ratio of Net Expenses to
Average Net Assets	3.17	%(b)	2.63%	2.71%	2.41%	2.09%	2.07%
Ratio of Net Expenses to
Average Net Assets (before
interest and dividend expense)	1.95	%(b)	1.95%	1.95%	1.93%	1.91%	1.91%
Ratio of Total Expenses to
Average Net Assets (before waiver
and reimbursement of expenses)	3.22	%(b)	2.65%	2.72%	2.42%	2.09%	2.07%
Ratio of Net Investment
Loss to Average Net Assets	(2.58	)%(b)	(2.12)%	(1.99)%	(1.73)%	(1.60)%	(1.74)%
Ratio of Net Investment
Loss to Average Net Assets
(before waivers and
reimbursements of expenses)	(2.63	)%(b)	(2.14)%	(2.00)%	(1.74)%	(1.60)%	(1.74)%
Portfolio turnover rate	3	%(c)	15%	14%	15%	19%	20%

(a)	Value is less than $0.005 per share.
(b)	Annualized for periods less than one year.
(c)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

Semi-Annual Report 2018

Needham Aggressive Growth Fund

Financial Highlights

	Institutional Class
	Six Months			Period from
	Ended		Year Ended	December 30, 2016
(For a Share Outstanding	June 30, 2018		December 31,	through
Throughout each Period/Year)	(Unaudited)		2017	December 31, 2016(1)
Net Asset Value, Beginning of Period/Year	$23.21		$22.29	$22.29
Investment Operations
Net Investment Loss	(0.24)		(0.39)	—
Net Realized and Unrealized Gain on Investments	1.78		2.50	—
Total from Investment Operations	1.54		2.11	—

Less Distributions
Net Realized Gains	—		(1.19)	—
Total Distributions	—		(1.19)	—
Net Asset Value, End of Period/Year	$24.75		$23.21	$22.29

Total Return	6.64	%(b)	9.36%	0.00%
Net Assets, End of Period/Year (000’s)	$19,996		$20,441	$162
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	2.62	%(a)	2.22%	1.40%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.40	%(a)	1.40%	1.40%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	3.02	%(a)	2.64%	— %*
Ratio of Net Investment Loss to Average Net Assets	(2.03	)%(a)	(1.69)%	— %*
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(2.43	)%(a)	(2.11)%	— %*
Portfolio turnover rate	3	%(b)	15%	0%

(1)	The Class commenced operations on December 30, 2016.
*	Refer to Note 2 for further description of non-recurring charges related to the issuance of the share class.
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund

Financial Highlights

	Retail Class
	Six Months
	Ended
(For a Share Outstanding	June 30, 2018		Year Ended December 31,
Throughout each Period/Year)	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value,
Beginning of Period/Year	$15.67		$15.25	$12.44	$14.01	$15.63	$12.22
Investment Operations
Net Investment Loss	(0.09)		(0.18)	(0.20)	(0.24)	(0.24)	(0.31)
Net Realized and Unrealized
Gain (Loss) on Investments	0.86		1.99	4.03	(1.02)	0.32	3.72
Total from
Investment Operations	0.77		1.81	3.83	(1.26)	0.08	3.41

Less Distributions
Net Realized Gains	—		(1.40)	(1.02)	(0.31)	(1.70)	—
Total Distributions	—		(1.40)	(1.02)	(0.31)	(1.70)	—

Capital Contributions
Redemption Fees	—		0.01	— (a)	— (a)	— (a)	— (a)
Total Capital Contributions	—		0.01	— (a)	— (a)	— (a)	— (a)
Net Asset Value,
End of Period/Year	$16.44		$15.67	$15.25	$12.44	$14.01	$15.63

Total Return	4.85	%(c)	11.81%	31.26%	(8.96)%	0.80%	27.91%
Net Assets,
End of Period/Year (000’s)	$19,074		$19,317	$35,518	$23,473	$32,116	$43,950
Ratios/Supplemental Data
Ratio of Net Expenses to
Average Net Assets	1.95	%(b)	1.95%	2.09%	2.05%	2.01%	2.06%
Ratio of Net Expenses to
Average Net Assets (before
interest and dividend expense)	1.95	%(b)	1.95%	1.95%	1.95%	1.95%	1.96%
Ratio of Total Expenses to
Average Net Assets (before waiver
and reimbursement of expenses)	2.16	%(b)	2.15%	2.30%	2.25%	2.11%	2.09%
Ratio of Net Investment
Loss to Average Net Assets	(1.18	)%(b)	(1.14)%	(1.83)%	(1.61)%	(1.49)%	(1.80)%
Ratio of Net Investment
Loss to Average Net Assets
(before waivers and
reimbursements of expenses)	(1.39	)%(b)	(1.34)%	(2.04)%	(1.81)%	(1.59)%	(1.83)%
Portfolio turnover rate	39	%(c)	80%	99%	64%	69%	58%

(a)	Value is less than $0.005 per share.
(b)	Annualized for periods less than one year.
(c)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

Semi-Annual Report 2018

Needham Small Cap Growth Fund

Financial Highlights

	Institutional Class
	Six Months			Period from
	Ended		Year Ended	December 30, 2016
(For a Share Outstanding	June 30, 2018		December 31,	through
Throughout each Period/Year)	(Unaudited)		2017	December 31, 2016(1)
Net Asset Value, Beginning of Period/Year	$15.76		$15.25	$15.25
Investment Operations
Net Investment Loss	(0.05)		(0.07)	—
Net Realized and Unrealized Gain on Investments	0.86		1.98	—
Total from Investment Operations	0.81		1.91	—

Less Distributions
Net Realized Gains	—		(1.40)	—
Total Distributions	—		(1.40)	—
Net Asset Value, End of Period/Year	$16.57		$15.76	$15.25

Total Return	5.14	%(b)	12.41%	0.00%
Net Assets, End of Period/Year (000’s)	$13,191		$10,325	$140
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.40	%(a)	1.40%	1.40%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.40	%(a)	1.40%	1.40%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.89	%(a)	2.08%	— %*
Ratio of Net Investment Loss to Average Net Assets	(0.61	)%(a)	(0.41)%	— %*
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(1.10	)%(a)	(1.09)%	— %*
Portfolio turnover rate	39	%(b)	80%	0%

(1)	The Class commenced operations on December 30, 2016.
*	Refer to Note 2 for further description of non-recurring charges related to the issuance of the share class.
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

Needham Funds

Notes to Financial Statements

1.   Organization

Needham Growth Fund (“NGF”), Needham Aggressive Growth Fund (“NAGF”) and Needham Small Cap Growth Fund (“NSCGF”) (each, a “Portfolio” and collectively, the “Portfolios”), are portfolios of The Needham Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Company was organized as a Maryland corporation on October 12, 1995.  NGF, NAGF, and NSCGF currently offer two classes, the Retail Class and the Institutional Class. The Institutional Class commenced operations on December 30, 2016.

2.   Class Specific Expenses

Class level expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Portfolio.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Portfolio expenses are allocated by class based on relative net assets.  Distribution Fees incurred in connection with the Company’s Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 are expensed at 0.25% of average daily net assets of the Retail class shares, and the specific amounts are detailed in Note 5.

Certain of the Ratios and Supplemental Data presented in the Financial Highlights of the Institutional Class as of December 31, 2016 include non-recurring charges related to the issuance of the class and are not meaningful.

3.   Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation:  Portfolio securities for which market quotations are readily available are stated at the last sale price reported by the principal exchange for the security as of the exchange’s close of business. Securities for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the highest closing bid and lowest asked prices. Exchange traded options are valued at the last reported sale price on any exchange on which the option is principally traded. If no sales are reported on a particular day, the options will be valued at the mean between the highest closing bid and lowest asked prices across the exchanges where the option is traded. Non-exchange traded options will also be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, value will be determined in accordance with the fair value procedures described below. All other securities and assets for which (a) market quotations are not readily available, such as in the case of a market or technical disruption that prevents the normal trading of a security held by a Portfolio, (b) market quotations are believed to be unrepresentative of fair market value, such as in the case of a thinly traded security, or (c) valuation is normally made at the last sale price on a

Semi-Annual Report 2018

Notes to Financial Statements (Continued)

foreign exchange and a significant event occurs after the close of that exchange but before the New York Stock Exchange closes, are valued at their fair value as determined in good faith by the Board of Directors (the “Board”) in accordance with Fair Value Procedures established by the Board. The Company’s Fair Value Procedures are implemented and monitored by a Fair Value Committee (the “Committee”) designated by the Board. When a security is valued in accordance with the Fair Value Procedures, the Committee determines a value after taking into consideration any relevant information that is reasonably available to the Committee. Some of the more common reasons that may necessitate that a security be valued pursuant to these Fair Value Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. The securities of each Portfolio may also be valued on the basis of valuations provided by a pricing service approved by, or on behalf of, the Board.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts (“ADRs”), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the mean of the highest closing bid and lowest asked prices on the exchange or system where the security is principally traded.

The Portfolios did not value any securities in accordance with the Fair Value Procedures as of June 30, 2018.

Investment Transactions:  Changes in holdings of portfolio securities for the Portfolios shall be reflected no later than in the first calculation on the first business day following the trade date for purposes of calculating each Portfolio’s daily net asset value per share. However, for financial reporting purposes, portfolio security transactions are reported on the trade date of the last business day of the reporting period. The cost (proceeds) of investments sold (bought to cover) is determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income, distributions to shareholders and dividend expense from securities sold short are recorded on the ex-dividend date. Interest income and interest expense from securities sold short is recorded on an accrual basis.

Foreign Currency:  Foreign currency amounts are translated into U.S. dollars as follows:(i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of realized gains arising from changes in the exchange rates are included with the net realized and unrealized gain or loss on investments. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

Needham Funds

Notes to Financial Statements (Continued)

The Portfolios may also invest in forward currency contracts. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement. These instruments involve securities and currency market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statements of assets and liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts. The Portfolios did not enter into forward currency contracts during the period ended June 30, 2018.

Allocation of Expenses:  Expenses directly attributable to a Portfolio are charged directly to that Portfolio, while expenses which are attributable to more than one Portfolio are allocated among the respective Portfolios based upon relative net assets or some other reasonable method.

Use of Estimates:  The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Distributions to Shareholders:  Dividends from net investment income, if any, are declared and paid annually for the Portfolios. Distributable net realized gains, if any, are declared and distributed at least annually.

Federal Income Taxes:  It is the policy of each Portfolio to continue to qualify as a regulated investment company, as defined in the Internal Revenue Code, by complying with the provisions available to certain investment companies and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for income taxes has been made in the Portfolios’ financial statements.

As of June 30, 2018, the Portfolios did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Open tax years are those that are open for exam by Federal and state taxing authorities. As of June 30, 2018, open Federal tax years include the tax years ended December 31, 2014 through December 31, 2017, and open New York tax years include the tax years ended December 31, 2014 through December 31, 2017. The Portfolios have no tax examinations in progress.

Fair Value Measurements:  Valuation inputs used to determine the value of the Portfolios’ investments are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical assets.

Level 2 —	other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (which may include the Portfolios’ own assumptions in determining the fair value of investments).

Semi-Annual Report 2018

Notes to Financial Statements (Continued)

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Portfolio securities listed or traded on securities exchanges, including ADRs, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the mean of the highest closing bid and lowest asked prices on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the times the exchange on which they are traded closes and the time the Portfolios’ net asset values are calculated. These valuations are categorized as Level 2 in the fair value hierarchy.

The following is a summary categorization, as of June 30, 2018, of each Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1 – Quoted Prices(1)(3)
	NGF	NAGF	NSCGF
Assets
Common Stocks(2)	$105,836,747	$58,701,051	$27,472,228
Closed-End Funds	—	—	1,271,755
Short-Term Investments	239,978	210,275	4,264,110
Liabilities
Securities Sold Short(2)	(5,848,625)	(3,867,625)	(—)
Total	$100,228,100	$55,043,701	$33,008,093

(1)	As of June 30, 2018, the Portfolios did not hold Level 2 or Level 3 investments.
(2)	Please refer to the Schedule of Investments and Schedule of Securities Sold Short to view segregation by industry.
(3)	There were no transfers into or out of Levels 1, 2 or 3 during the period.

4.   Investment Advisory and Administrative Services

The Company has engaged Needham Investment Management L.L.C. (the “Adviser”) to manage its investments pursuant to an Investment Advisory Agreement. The Company pays the Adviser an investment advisory fee at the annual rate of 1.25% of the average daily net assets of each Portfolio.

The Adviser has entered into an agreement with the Company (the “Expense Limitation Agreement”) whereby the Adviser has contractually agreed to waive its investment advisory fee for, and to reimburse expenses of, NGF, NAGF and NSCGF in an amount that limits annual operating expenses to not more than 1.40% and 1.95% of the average daily net assets of the Fund’s Institutional Class and Retail Class, respectively (excluding taxes, interest, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary items, and excluding shareholder redemption fees but including the

Needham Funds

Notes to Financial Statements (Continued)

investment advisory fee stated in the Investment Advisory Agreement). The Expense Limitation Agreement is effective for the period from May 1, 2018 through April 30, 2019.  The Expense Limitation Agreement shall continue in effect from year to year thereafter only upon mutual agreement of the Company and the Adviser. Similar agreements were in effect for certain prior periods.

Any reimbursements or fee waivers made by the Adviser in respect of a Portfolio are subject to recoupment by the Adviser, to the extent that the Portfolio is able to make the repayment within the expense limitation established in the Expense Limitation Agreement. Under the Expense Limitation Agreement, the Adviser has a right to receive from each Portfolio class reimbursement for fee waivers and/or expense reimbursements made pursuant to the Agreement for a period of up to 36 months from the time of any waiver or reimbursement.  The table below indicates the amount of fees that the Adviser has the potential to recoup from the Portfolios:

	Recovery Expiring on
	4/30/2022	4/30/2021	4/30/2020	4/30/2019
NGF (Retail Class)	$—	$—	$—	$—
NGF (Institutional Class)	14,375	98,954	13,094	—
NAGF (Retail Class)	1,910	25,106	—	3,102
NAGF (Institutional Class)	13,438	74,382	17,829	—
NSCGF (Retail Class)	5,435	51,845	48,101	60,837
NSCGF (Institutional Class)	9,858	55,647	12,657	—

The Company and U.S. Bancorp Fund Services, LLC (the “Administrator”) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement and, in consideration of these services, receives a fee computed daily and paid monthly at an annual rate based on a percentage of the value of each Portfolio’s assets. The Administrator is also compensated for any out of pocket expenses that are reasonably incurred in carrying out its duties under the Administration Agreement. The Administrator also provides transfer agent services pursuant to a Transfer Agent Servicing Agreement for additional fees.

Certain officers of the Company are also officers of the Adviser and/or Needham & Company, LLC (the “Distributor”). Such officers receive no fees from the Company for serving as officers of the Company. Each of the two Directors who is not an “interested person” (as defined in the 1940 Act) of the Company (each, an “Independent Director”) receives a quarterly retainer of $3,000 and a per-meeting fee of $500. Each Independent Director is also a member of the Audit Committee of the Company’s Board of Directors and receives a fee of $500 per meeting attended. The Adviser provides an employee to serve as Chief Compliance Officer for the Company and to provide certain related services. An affiliate of the Adviser, Needham & Company, LLC, pays the Chief Compliance Officer’s compensation and the Company reimburses this affiliate for the Company’s allocated portion of the expense.

Semi-Annual Report 2018

Notes to Financial Statements (Continued)

5.   Distribution Plan

The Company has adopted an Amended and Restated Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio may pay compensation to the Distributor or any other distributor or financial institution with which the Company has an agreement with respect to the Retail Class of each Portfolio, with the amount of such compensation not to exceed an annual rate of 0.25% of each Portfolio’s daily average net assets. For the period ended June 30, 2018, NGF, NAGF and NSCGF paid 12b-1 fees to the Distributor in the amount of $93,262, $49,107 and $24,429, respectively.

During the period ended June 30, 2018, NGF, NAGF and NSCGF incurred and paid brokerage commissions to the Distributor in the amount of $3,053, $3,726, and $5,751, respectively.

6.   Temporary Borrowings

Each Portfolio may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets.

The Portfolios did not engage in any temporary borrowings during the period ended June 30, 2018.

7.   Short Sale Transactions

During the period ended June 30, 2018, each Portfolio sold securities short. Upon selling a security short, the Portfolios record an asset for the settlement amount as “Deposit with Broker for Securities Sold Short” and a corresponding liability, which is marked-to-market to reflect current value. The broker for the Portfolios’ short sale transactions requires maintenance by each Portfolio of a minimum amount of collateral at all times, regardless of whether any short sales are outstanding.  To the extent necessary to meet the broker’s collateral requirements for open short positions, additional securities will be segregated above the minimum amount to cover the short positions. At June 30, 2018, the market value of securities separately segregated to cover short positions was $6,225,215, $5,925,705, and $1,094,375 for NGF, NAGF and NSCGF, respectively.

Additionally, the Portfolios had receivables for Deposit with Broker for Securities Sold Short of $6,028,050, 3,933,501 and $26 pledged as collateral with a broker in connection with open (or recently settled) short positions for NGF, NAGF, and NSCGF respectively. Securities sold short at June 30, 2018 and their related market values and proceeds are set forth in the preceding Schedule of Securities Sold Short for NGF and NAGF.

Needham Funds

Notes to Financial Statements (Continued)

8.   Investment Transactions

The following summarizes the aggregate amount of the cost of purchases and proceeds from sales of investment securities and securities sold short, excluding short-term securities, during the period ended June 30, 2018:

	Purchases	Sales
NGF
Long Transactions	$3,207,362	$12,858,853
Short Sale Transactions	—	1,722,362
NAGF
Long Transactions	2,045,665	9,960,333
Short Sale Transactions	—	2,023,991
NAGF
Long Transactions	10,391,054	10,802,877
Short Sale Transactions	—	—

There were no purchases or sales of U.S. government securities during the period ended June 30, 2018.

9.   Financial Instruments With Off-Balance Sheet Risk

In the normal course of their business, the Portfolios may engage in transactions with off-balance sheet risk, including securities sold short, written options, futures, and forward currency contracts. Transactions in certain financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at a later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios’ ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

10.   Indemnification

Under the Company’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Semi-Annual Report 2018

Notes to Financial Statements (Continued)

11.   Transactions with Affiliates

NAGF owned 5% or more of the voting securities of the following company during the period ended June 30, 2018. As a result, this company is deemed to be an affiliate of NAGF as defined by the 1940 Act. Transactions during the period in this affiliated company were as follows:

	Share			Share	Net Change
	Balance			Balance	in Unrealized	Realized		Value
	Dec. 31,			June 30,	Appreciation	Gains	Dividend	June 30,
Security Name	2017	Purchases	Sales	2018	(Depreciation)	(Losses)	Income	2018
GSE
Systems, Inc.	1,120,000	—	—	1,120,000	$—	—	—	$3,640,000

12.   Federal Income Taxes

No provision for federal income taxes is required since the Company intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income and capital gains to shareholders. Because income tax regulations differ from GAAP, the timing and character of income and capital gain distributions determined in accordance with tax regulations can differ from income and capital gains recognized for financial reporting purposes. Accordingly, the character of distributions and the composition of net assets for tax purposes can differ from those reflected in the financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatment for the timing of the recognition of gains and losses on securities, including post-October losses (as described below). Permanent differences are generally due to differing treatment of net investment losses. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss), or accumulated net investment income (loss), as appropriate, in the period in which the differences arise. These reclassifications have no effect on net assets or net asset value per share of each Portfolio.

As of December 31, 2017, the cost, gross unrealized appreciation, gross unrealized depreciation, and the net unrealized appreciation (depreciation) on securities, including proceeds from securities sold short for federal income tax purposes, were as follows:

				Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
NGF	$47,399,745	$62,139,014	$(5,189,413)	$56,949,601
NAGF	25,880,329	34,818,425	(3,215,958)	31,602,467
NSCGF	26,150,660	5,023,040	(1,301,808)	3,721,232

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment for wash sale losses.

Needham Funds

Notes to Financial Statements (Continued)

As of December 31, 2017, the components of distributable earnings (loss) on a tax basis were as follows:

	NGF	NAGF	NSCGF
Undistributed ordinary income	$—	$—	$259,233
Undistributed long-term capital gains	9,147,986	—	—
Unrealized appreciation (depreciation)	56,949,601	31,602,467	3,721,232
Other accumulated gains (loss)	(669)	—	—
Total accumulated earnings (loss)	$66,096,918	$31,602,467	$3,980,465

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

	NGF	NAGF	NSCGF
Ordinary income	$66,959	$—	$2,019,133
Net long-term capital gains	10,413,410	3,108,250	345,430
Return of capital	—	—	—
Total distributions paid	$10,480,369	$3,108,250	$2,364,563

In 2017 a portion of such dividends was distributed in connection with NEEGX, NEAGX, and NESGX redemptions.

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

	NGF	NAGF	NSCGF
Ordinary income	$—	$—	$548,261
Net long-term capital gains	4,983,292	3,518,408	1,347,199
Return of capital	—	—	—
Total distributions paid	$4,983,292	$3,518,408	$1,895,460

Under current tax law, capital and currency losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Portfolios had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended of December 31, 2017.

NGF	$—
NAGF	—
NSCGF	—

As of December 31, 2017, none of the Portfolios had accumulated capital loss carryovers.

13.   Subsequent Events

Management has evaluated subsequent events through the date of this filing. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

Semi-Annual Report 2018

Supplementary Information (Unaudited)
June 30, 2018

Disclosure of Portfolio Holdings

The Company files a Form N-Q with the Securities and Exchange Commission (the “SEC’’) no more than sixty days after the Company’s first and third fiscal quarters. For the Company, this would be for the fiscal quarters ending March 31 and September 30. Form N-Q includes a complete schedule of the Company’s portfolio holdings as of the end of those fiscal quarters. The Company’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room). copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Company Portfolio Securities

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 800-625-7071 or on the SEC’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents

To reduce expenses, the Company may mail only one copy of the Portfolios’ prospectuses, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-800-625-7071 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

250 Park Avenue, 10th Floor
New York, New York 10177
1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
250 Park Avenue, 10th Floor
New York, New York 10177

President
George A. Needham

Executive Vice Presidents and Portfolio Managers
John Barr
Needham Growth Fund
Needham Aggressive Growth Fund
Chris Retzler
Needham Growth Fund
Needham Small Cap Growth Fund

Directors
George A. Needham
John W. Larson
F. Randall Smith

Distributor:
Needham & Company, LLC
250 Park Avenue, 10th Floor
New York, New York 10177
212-371-8300

Administrator, Shareholder Servicing Agent and Transfer Agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, WI 53212

Counsel:
Proskauer Rose LLP
Eleven Times Square
New York, NY 10036-8299

Independent Registered Public Accounting Firm:
KPMG LLP
345 Park Avenue
New York, NY 10154

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Needham Funds, Inc.

By (Signature and Title) /s/ George A. Needham
   George A. Needham, President (Chief Executive Officer)

Date    August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ George A. Needham
    George A. Needham, President (Chief Executive Officer)

Date    August 31, 2018

By (Signature and Title)  /s/ James W. Giangrasso
     James W. Giangrasso, Treasurer and Secretary (Chief Financial Officer)

Date    August 31, 2018